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                                                                EXHIBIT EX-99j.2

                                POWER OF ATTORNEY

AB FUNDS TRUST, a Delaware statutory trust (the "Trust"), and each of its undersigned trustees and officers hereby nominates, constitutes and appoints John R. Jones, Rodney R. Miller, and Donald W. Smith (with full power to each of them to act alone) its true and lawful attorney-in-fact and agent, for it and on its behalf and in its name, place and stead in any and all capacities, to make, execute and sign the Trust's Registration Statement on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments thereto, and to file with the U.S. Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the beneficial interest of the Trust, any such Registration Statement and amendment, and any and all supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the Trust and the undersigned Trustees and officers itself/themselves might or could do.

IN WITNESS WHEREOF, AB FUNDS TRUST has caused this power of attorney to be executed in its name by its President, and attested by its Secretary and the undersigned Trustees have hereunto set their hands and seals at Dallas, Texas this 16th day of September, 2004.

                                        AB FUNDS TRUST

                                        By:  /s/ John R. Jones
                                            ----------------------------
                                          John R. Jones
                                          President

[SEAL]

ATTEST:

/s/ Rodney R. Miller
------------------------------
Rodney R. Miller
Secretary

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/s/ George J. Tous van Nijkerk
--------------------------------------------
George J. Tous van Nijkerk
Trustee, Chairman of the Board

/s/ Earl B. Patrick
--------------------------------------------
Earl B. Patrick
Trustee

/s/ Joseph A. Mack
--------------------------------------------
Joseph A. Mack
Trustee

/s/ James Ray Taylor
--------------------------------------------
James Ray Taylor
Trustee

/s/ Michael R. Buster
--------------------------------------------
Michael R. Buster
Trustee

/s/ William Craig George
--------------------------------------------
William Craig George
Trustee

/s/ Kevin P. Mahoney
--------------------------------------------
Kevin P. Mahoney
Trustee

/s/ Gerald B. Jones
--------------------------------------------
Gerald B. Jones
Trustee

                                       19